UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2008

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GelTech Solutions, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	3530	56-2600575
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1460 Park Lane South, Suite 1

Jupiter, Florida 33458

(Address of Principal Executive Office) (Zip Code)

(561) 427-6144

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Item 3.02

Unregistered Sales of Equity Securities.

On January 30, 2008, GelTech Solutions, Inc., a Delaware corporation (the “Company”), entered into a private placement agreement with Michael Reger (the “Purchaser”) pursuant to which the Company sold the Purchaser 3,030,303 shares of Common Stock and 303,303 three-year Warrants exercisable at $1.25 per share for $2,000,000. The Warrants expire on January 24, 2011. The Company also provided demand and piggyback registration rights to the Purchaser.

The Common Stock and Warrants were exempt from registration under Section 4(2) of the Securities Act of 1933 and Rule 506 thereunder as a non-public offering. No underwriting discounts or commissions were paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GELTECH SOLUTIONS, INC.

By:	/s/ MICHAEL CORDANI
Michael Cordani Chief Executive Officer

Date:  January 30, 2008

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